UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 2, 2006
                                                    ---------------


                         Delta Woodside Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
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                          (State of Other Jurisdiction
                                of Incorporation)

          1-10095                                     57-0535180
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(Commission File Number)                   (IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina                29644
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 255-4100
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                         (Registrant's Telephone Number
                              Including Area Code)

                             Not Applicable
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                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

         On October 2, 2006, the Company filed notice on Form 12b-25 that it would not be able to timely file its Annual Report on Form 10-K for the fiscal year ended July 1, 2006. Part IV of the Form 12b-25 and Attachment A thereto contain information about the Company's results of operations for the fiscal year ended July 1, 2006, which information is contained in Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

       (d)    Exhibits.

       99.1 Information regarding the results of operations for the fiscal year ended July 1, 2006: Incorporated by reference to Part IV of the Company's Form 12b-25 and Attachment A thereto filed with the Commission on October 2, 2006 (Commission File No. 1-10095).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA WOODSIDE INDUSTRIES, INC.


Date:  October 5, 2006            By: /s/ W. H. Hardman, Jr.
                                     --------------------------------
                                  W.H. Hardman, Jr.
                                  Chief Financial Officer